UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2008 (June 5, 2008)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 5, 2008, the Company announced it will participate in the following investor events in June 2008:

•	Tristone Capital Rocky Mountain Energy Forum 2008: Chairman and Chief Executive Officer Fred Barrett will present on Tuesday, June 10, 2008 at 8:00 a.m. MDT.

•	Wachovia Capital Markets, LLC sponsored Basin Teach-in/investor meeting: Company management will present on Tuesday, June 17, 2008 at 9:15 a.m. MDT.

•

Wachovia 18th Annual Nantucket Equity Conference: Chairman and Chief Executive Officer Fred Barrett will present on Wednesday, June 25, 2008 at 11:15 a.m. EDT. This event will be webcast and the webcast may be accessed on the Company’s website homepage, at www.billbarrettcorp.com, under “Current Events” and will be available live and for replay.

The Company will provide presentation slides for the events on the Company’s website homepage, accessed at www.billbarrettcorp.com, under “Current Events.”

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated June 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BILL BARRETT CORPORATION

Date: June 6, 2008	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President — General Counsel; and
Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated June 5, 2008

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